UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2012

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMNT.

On November 9, 2011, the Board of Directors (the “Board”) of Accuride Corporation (the “Company”) adopted the Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Original Rights Agreement”).  A copy of the Original Rights Agreement was filed as Exhibit 4.1 to the Company’s Form 8-K filed on November 9, 2011.  On November 7, 2012, the Board approved, and the Company entered into, an Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent (the “Restated Rights Agreement”), which amends and restates the Original Rights Agreement in its entirety.

The purposes of the Restated Rights Agreement are to (i) extend the expiration date of the rights previously issued under the Original Rights Agreement to November 9, 2015, subject to stockholder approval, (ii) increase the trigger threshold to 20% and (iii) add a qualified offer provision by which stockholders may require, following the Company’s receipt of a Qualifying Offer (as defined below), that the Board call a special meeting to consider exempting the Qualifying Offer from the provisions of the Restated Rights Agreement.  A summary of the terms of the amendments contained in the Restated Rights Agreement follows.  This description is only a summary, and is not complete, and should be read together with the entire Restated Rights Agreement, which has been filed as an exhibit hereto.

Expiration Date and Stockholder Approval.  The Restated Rights Agreement extends the expiration date of the rights to November 9, 2015, subject to stockholder approval.  Stockholders will be asked at the Company’s 2013 annual meeting to vote on a binding proposal to ratify the Restated Rights Agreement.  If the Restated Rights Agreement is not ratified at the Company’s 2013 annual meeting, the rights will automatically expire and the Restated Rights Agreement will terminate.

Acquiring Person Threshold.  The definition of “Acquiring Person” was modified in the Restated Rights Agreement to increase the beneficial ownership threshold to 20% or more of the outstanding common stock, par value $0.01 per share (the “Common Stock”) of the Company, subject to certain exceptions.

Qualifying Offer Provision.  A “Qualifying Offer,” is defined as an offer determined by the Board to have each of the following characteristics, in summary terms:

•
fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for all of the outstanding shares of Common Stock at the same per-share consideration;

•
a per share offer price greater than the highest reported market price of the Common Stock in the twenty-four (24) months immediately preceding the date on which the Qualifying Offer is commenced; provided that if an offer includes common stock of the offeror, such per share offer price will be determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the date on which the Qualifying Offer is commenced;

•
conditioned on a minimum of at least a majority of (i) the shares of Common Stock outstanding on a fully-diluted basis and (ii) the outstanding shares of Common Stock not held by the offeror (or its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
accompanied by an irrevocable commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction in which all of the shares of Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•	accompanied by an irrevocable commitment of the offeror that the offer will remain open through the time period required for completion of the Qualifying Offer process discussed above; and

•	in accordance with such other conditions contained in the Restated Rights Agreement.

If the Qualifying Offer includes shares of common stock of the offeror, such consideration must consist solely of freely-tradeable common stock of a publicly traded United States corporation, such common stock must be listed or admitted to trading on the New York Stock Exchange, NASDAQ Global Select Market or NASDAQ Global Market, the offeror must have received stockholder approval to issue such common stock in connection with the offer or not require such approval, the offeror must have no other class of voting stock outstanding, no person (including such person’s affiliated and associated persons) can beneficially own twenty percent (20%) or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer, and the offeror must meet the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended, in a timely manner during the twelve (12) calendar months prior to the date of commencement of such offer. In addition, the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate.

An offer will not be considered a Qualifying Offer if a nationally recognized investment banking firm retained by the Board renders an opinion that the consideration being offered to the stockholders is either inadequate or unfair.

If the Company receives a Qualifying Offer (that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described) and the Board has not redeemed the outstanding rights, exempted the Qualifying Offer from the terms of the Restated Rights Agreement, or called a special meeting for stockholders to vote on whether to exempt the Qualifying Offer from the terms of the Restated Rights Agreement within ninety (90) business days following the commencement of the offer (the “Board Evaluation Period”), then, within seventy (70) to ninety (90) business days following commencement of the offer, the holders of at least 10% of the Company’s outstanding shares of Common Stock (excluding shares beneficially owned by the offeror and its affiliates and associates) may request that the Board call a special meeting of the Company’s stockholders to vote on a resolution to exempt the Qualifying Offer.

The special meeting shall be held by the ninetieth (90th) business day following the last day of the Board Evaluation Period, subject to extension in certain circumstances (the “Special Meeting Period”).  If the Board does not hold a special meeting by the last day of the Special Meeting Period, the Qualifying Offer will be deemed exempt from the Restated Rights Agreement at the close of business on such date. If the Board does hold a special meeting and stockholders vote at such meeting in favor of exempting the Qualifying Offer, the Qualifying Offer will be deemed exempt from the Restated Rights Agreement at the close of business on the date the votes are certified as official by the inspector of elections.

The Restated Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

ITEM 3.03.  MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Item 1.01 above is incorporated herein by reference.

ITEM 7.01.  REGULATION FD DISCLOSURE

On November 8, 2012, the Company issued a press release announcing the adoption of the Restated Rights Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Exchange Act.  By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
4.1	Amended and Restated Rights Agreement, dated as of November 7, 2012, between Accuride Corporation and American Stock Transfer & Trust Company, LLC.

99.1         Press Release of Accuride Corporation, dated November 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accuride Corporation

Date:	November 8, 2012	/s/ Stephen A. Martin
Stephen A. Martin
Senior Vice President / General Counsel

Exhibit Index

Exhibit No.	Description
4.1	Amended and Restated Rights Agreement, dated as of November 7, 2012, between Accuride Corporation and American Stock Transfer & Trust Company, LLC.
99.1	Press Release of Accuride Corporation, dated November 8, 2012.